                              AFBA 5Star Fund, Inc.

                            AFBA 5Star Balanced Fund
                           AFBA 5Star High Yield Fund
                            AFBA 5Star Large Cap Fund
                             AFBA 5Star Mid Cap Fund
                      AFBA 5Star Science & Technology Fund
                            AFBA 5Star Small Cap Fund
                           AFBA 5Star USA Global Fund

                      Supplement dated APRIL 1, 2003 to the
           Advisory Series Prospectus relating to Class A, Class B and
                       Class C Shares DATED JULY 31, 2002

The information in this Supplement updates the corresponding information in, and should be read in conjunction with, the Prospectus.

Net Asset Value Purchases

The first paragraph under "Net Asset Value Purchases. Class A shares may be sold at net asset value, with only a minimum initial  investment,  to:" on page 29 of the prospectus is replaced with the following:

     •    Clients of financial  consultants  who  exchange  their shares from an unaffiliated  investment  company that has a comparable  sales charge, provided  that  such  shares  are  purchased  within  60  days  of the redemption  and the  exchange is effected  through the same  financial consultant.  The Manager may pay a 20 basis  point  commission  to the financial consultant upon such exchange;

Distribution and Service Arrangements

The following  paragraph is added between the second and third paragraphs in the
"How Can Your  Financial  Consultant  Help You"  section  of  "Distribution  and
Service Arrangements" on page 33 of the prospectus:

In  connection  with  the  exchange  of  shares  by the  client  of a  financial consultant from an unaffiliated  investment  company that has a comparable sales charge  into one of the Funds,  the  Manager  may pay the  financial  consultant additional compensation out of its own resources of up to 20 basis points of the net asset value of the shares exchanged.

New Addresses for Fund Transactions

     Please note the following address changes under  "Conducting  Business with
AFBA 5Star Fund-By Mail" on page 36 of the Prospectus:

Initial Purchases and all Redemptions:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P. O Box 9779
Providence, RI 02940

Overnight Address for all Transactions:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

Subsequent Purchases:
AFBA 5Star Fund, Inc.
c/o PFPC Inc.
P. O. Box 9779
Providence, RI 02940

Change in  Frequency of  Distributions  to  Shareholders  of the AFBA 5Star High
Yield Fund:

The first sentence of the first  paragraph  under  "Distributions  and Taxes" on page 31 of the  Prospectus  is deleted in its  entirety  and  replaced  with the following:

The AFBA 5Star High Yield Fund pays  distributions  from net  investment  income monthly.  The AFBA 5Star  Balanced Fund pays  distributions  from net investment income quarterly, usually in April, June, September and December.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE